UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

RAMCO-GERSHENSON PROPERTIES TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-350-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In its proxy statement relating to its Annual Meeting of Shareholders on June 7, 2005, Ramco-Gershenson Properties Trust (the "Trust") neglected to indicate which Trustee presides over the executive sessions at each regularly scheduled meeting of the Board of Trustees, during which the independent Trustees meet without employees or management Trustees being present. Mark K. Rosenfeld, the Chairman of the Trust’s Nominating and Governance Committee, has been appointed by the independent Trustees to preside at such executive sessions.

In its Annual Report to Shareholders for 2004, the Trust neglected to indicate that on July 19, 2004, the Trust’s Chief Executive Officer submitted to the New York Exchange the annual certification required by Section 303A.12(a) of the NYSE Company Manual. Such certification for 2005 was submitted on June 17, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

December 21, 2005	By:	Richard J. Smith

Name: Richard J. Smith
Title: Chief Financial Officer